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                                                                    EXHIBIT 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Linden Boyne, certify that:

To the best of my knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on July 22, 2003 by Westminster Auto Retailers Inc., and to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Westminster Auto Retailers Inc.



                                        /s/ Linden J Boyne
                                        -------------------
                                        Linden  J Boyne
                                        Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Westminster Auto Retailers Inc., and will be retained by Westminster Auto Retailers Inc., and furnished to the Securities and Exchange Commission or its staff upon request.